John Hancock
Core Equity
Fund

ANNUAL
REPORT

12.31.01

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 25


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return
(capital apprecia-
tion plus income)
by investing in a
diversified
portfolio of
primarily large-
capitalization
stocks. The
portfolio's risk
profile is similar
to that of the
Standard & Poor's
500 Index.

Over the last twelve months

* The economy slipped into recession, and declining corporate earnings hurt stock market results.

* The Fed continued to cut interest rates aggressively.

* The Fund's blend of growth and value helped its relative performance.


[Bar chart with heading "John Hancock Core Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 4% with -12% at the bottom and 0% at the top. The first bar represents the -10.87% total return for Class A. The second bar represents the -11.49% total return for Class B. The third bar represents the -11.49% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 3.4%   Pfizer
 3.4%   Citigroup
 3.3%   Microsoft
 2.9%   Exxon Mobil
 2.9%   General Electric
 2.5%   Intel
 2.2%   American Home Products
 2.2%   Tyco International
 2.1%   IBM
 2.0%   Philip Morris

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY PAUL MCMANUS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Core Equity
Fund

While 2001 was undoubtedly a difficult year for many investors, a strong year-end rally helped to offset some of the stock-market damage inflicted earlier in the year. During the first half, the key question was whether the U.S. economy would enter a recession. As the summer progressed, the answer to this question was still in doubt, as the economy experienced clear but contained weakening. The manufacturing sector continued to be the most troublesome spot, while consumer spending held up fairly well. In September some economic data, such as the National Association of Purchasing Management's index of manufacturing activity, began to indicate that the rate of economic deceleration might be decreasing. Then September 11 changed everything, and suddenly the question became how long the recession would last.

"...a strong year-end rally
 helped to offset some
 of the stock-market
 damage inflicted earlier
 in the year."

The silver lining in all of these clouds was the Federal Reserve Board's proactive response to the situation. By September 11, the Fed had already reduced short-term interest rates seven times in 2001. The central bank reacted swiftly and decisively to the terrorist crisis, cutting rates another four times before the end of the period and aggressively adding reserves to the banking system. Seeing the Fed's commitment to reviving the economy, investors looked ahead to the possibility of a recovery in 2002 and drove the popular stock averages back up to their pre-attack levels by the end of the period.

PERFORMANCE REVIEW

The Fund's strategy of maintaining broad diversification and seeking out undervalued stocks of companies with improving fundamentals served it well. In the first and third quarters of the year, when most stocks suffered their worst declines, value outperformed growth. Conversely, the second and fourth quarters saw growth stocks take the lead when the markets rallied. Because our methodology includes growth and value components, we benefited from both scenarios on a relative basis. Similarly, our exposure to stocks from all market capitalizations enabled the Fund to take advantage of the relative outperformance of medium- and small-cap shares. Consequently, although we finished a difficult year with negative returns, we managed to outperform our benchmark and peer group average.

For the 12 months ended December 31, 2001, the John Hancock Core Equity Fund's Class A, Class B and Class C shares returned -10.87%, -11.49% and -11.49%, respectively, at net asset value. These returns compared favorably with the -11.88% return of the S&P 500 Index, including reinvested dividends, and with the -13.77% return of the average large-cap core fund, according to Lipper, Inc.1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period or did not reinvest all distributions. Historical performance information can be found on pages six and seven.

"...our exposure to stocks
 from all market capitaliza-
 tions enabled the Fund to
 take advantage of the
 relative outperformance
 of medium- and small-cap
 shares."

INDIVIDUAL TECHNOLOGY STANDOUTS

While technology stocks were the hardest hit sector during the year, there were some exceptions. Software giant Microsoft was the Fund's most positive contributor. Investors were less fearful of the U.S. Department of Justice's antitrust suit against the company once a Republican administration regained the White House. Another positive factor for Microsoft was the introduction of Windows XP, its updated version of the widely used Windows personal computer operating system. A second technology stalwart, IBM, also aided the Fund's performance. The company did a good job of meeting its earnings estimates, and investors liked the company's prospects in the improving economic environment anticipated for 2002. Software firms Intuit and Cadence Design Systems benefited from the comparative reliability of their earnings stream.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 16%, the second is Computers 15%, the third Retail 9%, the fourth Electronics 8%, and the fifth Oil & gas 7%.

BIG-CAP LOSERS

On the downside, we were hurt most by Cisco Systems, which reflected the tech sector's moves, doing well in the fourth quarter but struggling for the year as a whole. Downward revisions in earnings and revenues early in the year were particularly damaging, and we underweighted the stock for most of the year compared with our benchmark. Pharmaceutical stock Merck dropped sharply in December when the company announced that it was scaling back its earnings guidance and delaying product development targets for 2002. Enron, the bankrupt energy trading firm, detracted from the Fund's performance, but we smelled trouble and liquidated the position in October, when the stock was still trading near $20. Finally, General Electric lost some of its luster due to concerns about its jet engine business in the wake of September 11. A dip in orders for GE's generators in response to the overbuilding of power generating capacity during the past few years was another point of concern.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments 1%.]

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Microsoft followed by an up arrow with the phrase "Relatively stable earnings growth, updated Windows version." The second listing is Cisco Systems followed by a down arrow with the phrase "Earnings shortfalls, overbuilding of networks." The third listing is Merck followed by a down arrow with the phrase "Disappointing December earnings forecast."]

LOOKING AHEAD

As happened just before September 11, we are again beginning to see signs of an economy that could be bottoming. We believe that the main effect of the terrorist attacks was to delay a recovery, but that they did not deal the economy an irreparable blow. The big question now is when corporate earnings will rebound. We expect that companies will attempt to get most of their bad news out of the way and write off the maximum allowable losses in the fourth quarter, leaving them with essentially a clean slate in the new year. That fact, together with the robust fourth quarter rally that might have boosted share prices a little too far, too fast, leaves us with only a mixed outlook for stocks over the very short term. However, we are considerably more confident about the long-term picture, which should benefit from historically low interest rates and the government's stimulative fiscal policies. We look forward to the possibility of applying our disciplined methodology under better conditions in 2002 than we saw in 2001.

"...we are considerably more
 confident about the long-
 term picture, which should
 benefit from historically
 low interest rates and the
 government's stimulative
 fiscal policies."

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                       Class A      Class B      Class C        Index
Inception date         6-10-91       9-7-95       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year               -15.32%      -15.91%      -13.24%      -11.88%
Five years               7.88%        7.96%          --        10.70%
Ten years               11.65%          --           --        12.93%
Since inception            --        11.01%       -0.53%          --

Cumulative total returns with maximum sales charge (POP)
One year               -15.32%      -15.91%      -13.24%      -11.88%
Five years              46.10%       46.67%          --        66.26%
Ten years              200.97%          --           --       237.32%
Since inception            --        93.43%       -1.93%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $33,732 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Core Equity Fund, before sales charge, and is equal to $31,685 as of December 31, 2001. The third bar represents the same hypothetical $10,000 investment made in the John Hancock Core Equity Fund, after sales charge, and is equal to $30,097 as of December 31, 2001.

                                    Class B 1    Class C 1
Inception date                       9-7-95       5-1-98
Without sales charge                $19,343       $9,906
With maximum sales charge                --       $9,807
Index                               $22,584      $10,832

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                           VALUE
COMMON STOCKS 99.61%                                                                                  $660,153,603
(Cost $560,671,244)

Aerospace  1.53%                                                                                       $10,174,535
 23,800   General Dynamics Corp.                                                                         1,895,432
128,100   United Technologies Corp.                                                                      8,279,103

Automobiles/Trucks 1.67%                                                                                11,068,922
250,200   Ford Motor Co.                                                                                 3,933,144
 67,800   General Motors Corp.                                                                           3,295,080
100,700   Lear Corp.*                                                                                    3,840,698

Banks -- United States 3.53%                                                                            23,413,367
 97,300   Bank of America Corp.                                                                          6,125,035
186,500   J.P. Morgan Chase & Co.                                                                        6,779,275
 52,000   TCF Financial Corp.                                                                            2,494,960
382,900   U.S. Bancorp                                                                                   8,014,097

Beverages  1.44%                                                                                         9,519,036
 96,500   Anheuser-Busch Cos., Inc.                                                                      4,362,765
105,900   PepsiCo, Inc.                                                                                  5,156,271

Business Services -- Misc. 0.31%                                                                         2,069,448
 55,200   Convergys Corp.*                                                                               2,069,448

Chemicals  3.10%                                                                                        20,570,802
119,300   Air Products & Chemicals, Inc.                                                                 5,596,363
276,300   Dow Chemical Co.                                                                               9,333,414
102,100   Praxair, Inc.                                                                                  5,641,025

Computers  14.62%                                                                                       96,868,871
115,000   Cadence Design Systems, Inc.*                                                                  2,520,800
547,500   Cisco Systems, Inc.*                                                                           9,915,225
 38,600   Computer Sciences Corp.*                                                                       1,890,628
373,200   Dell Computer Corp.*                                                                          10,143,576
 81,800   Electronic Data Systems Corp.                                                                  5,607,390
129,500   First Data Corp.                                                                              10,159,275
114,500   International Business Machines Corp.                                                         13,849,920
122,700   Intuit, Inc.*                                                                                  5,249,106
331,400   Microsoft Corp.*                                                                              21,955,250
107,100   Network Associates, Inc.*                                                                      2,768,535
368,200   Oracle Corp.*                                                                                  5,084,842
 65,600   PeopleSoft, Inc.*                                                                              2,637,120
257,600   Sun Microsystems, Inc.*                                                                        3,168,480
 42,800   VERITAS Software Corp.*                                                                        1,918,724

Cosmetics & Personal Care 0.77%                                                                          5,138,250
110,500   Avon Products, Inc.                                                                            5,138,250

Diversified Operations 2.64%                                                                            17,496,796
 93,800   Honeywell International, Inc.                                                                  3,172,316
243,200   Tyco International Ltd.                                                                       14,324,480

Electronics  7.96%                                                                                      52,780,826
 50,300   Analog Devices, Inc.*                                                                          2,232,817
 60,300   Applied Materials, Inc.*                                                                       2,418,030
478,300   General Electric Co.                                                                          19,170,264
518,200   Intel Corp.                                                                                   16,297,390
 49,500   Linear Technology Corp.                                                                        1,932,480
 69,900   Micron Technology, Inc.*                                                                       2,166,900
300,000   Motorola, Inc.                                                                                 4,506,000
 50,000   QLogic Corp.*                                                                                  2,225,500
 46,900   Xilinx, Inc.*                                                                                  1,831,445

Finance  5.53%                                                                                          36,619,418
444,400   Citigroup, Inc.                                                                               22,433,312
 62,000   Concord EFS, Inc.*                                                                             2,032,360
106,900   Morgan Stanley Dean Witter & Co.                                                               5,979,986
188,800   Washington Mutual, Inc.                                                                        6,173,760

Food 1.30%                                                                                               8,587,904
 57,000   Kraft Foods, Inc. (Class A)*                                                                   1,939,710
115,400   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                                  6,648,194

Insurance  5.52%                                                                                        36,584,029
153,400   American International Group, Inc.                                                            12,179,960
147,400   Hartford Financial Services Group, Inc. (The)                                                  9,261,142
 34,900   Lincoln National Corp.                                                                         1,695,093
 18,500   Marsh & McLennan Cos., Inc.                                                                    1,987,825
 48,400   PMI Group, Inc. (The)                                                                          3,243,284
 72,600   Radian Group, Inc.                                                                             3,118,170
 85,500   Torchmark Corp.                                                                                3,362,715
 19,000   XL Capital Ltd. (Class A)                                                                      1,735,840

Manufacturing 0.64%                                                                                      4,221,700
 70,000   Danaher Corp.                                                                                  4,221,700

Media  2.15%                                                                                            14,256,765
197,300   AOL Time Warner, Inc.*                                                                         6,333,330
191,000   Liberty Media Corp. (Class A)*                                                                 2,674,000
118,900   Viacom, Inc. (Class B)*                                                                        5,249,435

Medical  15.59%                                                                                        103,306,675
146,800   Abbott Laboratories                                                                            8,184,100
112,400   Allergan, Inc.                                                                                 8,435,620
240,400   American Home Products Corp.                                                                  14,750,944
 80,000   CV Therapeutics, Inc.*                                                                         4,161,600
174,500   Johnson & Johnson                                                                             10,312,950
 20,800   Laboratory Corp. of America Holdings*                                                          1,681,680
100,000   Lilly (Eli) & Co.                                                                              7,854,000
572,700   Pfizer, Inc.                                                                                  22,822,095
132,900   Pharmacia Corp.                                                                                5,668,185
 62,200   Schering-Plough Corp.                                                                          2,227,382
202,700   Tenet Healthcare Corp.*                                                                       11,902,544
 49,900   Trigon Healthcare, Inc.*                                                                       3,465,555
 26,000   UnitedHealth Group, Inc.                                                                       1,840,020

Mortgage Banking 1.95%                                                                                  12,958,500
163,000   Fannie Mae                                                                                    12,958,500

Office   0.60%                                                                                           3,957,100
 70,000   Avery Dennison Corp.                                                                           3,957,100

Oil & Gas 7.03%                                                                                         46,564,395
 90,000   Baker Hughes, Inc.                                                                             3,282,300
 80,000   ChevronTexaco Corp.                                                                            7,168,800
 79,100   El Paso Corp.                                                                                  3,528,651
496,200   Exxon Mobil Corp.                                                                             19,500,660
209,200   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                                 10,254,984
 94,300   USX -- Marathon Group                                                                          2,829,000

Retail  8.83%                                                                                           58,517,398
138,100   Bed Bath & Beyond, Inc.*                                                                       4,681,590
 38,700   CDW Computer Centers, Inc.*                                                                    2,078,577
 58,900   Family Dollar Stores, Inc.                                                                     1,765,822
229,000   Home Depot, Inc. (The)                                                                        11,681,290
105,600   Kohl's Corp.*                                                                                  7,438,464
206,800   Lowe's Cos., Inc.                                                                              9,597,588
 70,000   Penney (J. C.) Co., Inc.                                                                       1,883,000
153,200   Target Corp.                                                                                   6,288,860
 91,200   TJX Cos., Inc.                                                                                 3,635,232
164,500   Wal-Mart Stores, Inc.                                                                          9,466,975

Soap & Cleaning Preparations 1.32%                                                                       8,728,039
110,300   Procter & Gamble Co. (The)                                                                     8,728,039

Telecommunications 4.22%                                                                                27,986,247
196,800   Nokia Corp. (ADR) (Finland)                                                                    4,827,504
103,400   QUALCOMM, Inc.*                                                                                5,221,700
176,100   Sprint Corp.                                                                                   4,298,601
257,700   Verizon Communications, Inc.                                                                  12,230,442
100,000   WorldCom, Inc. -- WorldCom Group*                                                              1,408,000

Tobacco  1.97%                                                                                          13,058,080
284,800   Philip Morris Cos., Inc.                                                                      13,058,080

Transport  0.31%                                                                                         2,057,485
 78,500   Continental Airlines, Inc. (Class B)*                                                          2,057,485

Utilities  5.08%                                                                                        33,649,015
 70,000   Allegheny Energy, Inc.                                                                         2,535,400
115,800   Dominion Resources, Inc.                                                                       6,959,580
100,000   Duke Energy Corp.                                                                              3,926,000
116,200   Entergy Corp.                                                                                  4,544,582
160,600   NiSource, Inc.                                                                                 3,703,436
206,700   SBC Communications, Inc.                                                                       8,096,439
 85,500   Sempra Energy                                                                                  2,099,025
 70,900   UtiliCorp United, Inc.                                                                         1,784,553

                                                                          INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                        RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.50%                                                                            $3,344,000
(Cost $3,344,000)

Joint Repurchase Agreement 0.50%                                                                         3,344,000
Investment in a joint repurchase agreement transaction with
UBS Warburg, Inc. -- Dated 12-31-01, due 01-02-02
(Secured by U.S. Treasury Bonds 9.875% due 11-15-15
and 8.750% due 05-15-17, U.S. Treasury Notes 5.625%
due 12-31-02 and 6.250% due 02-15-03, U.S. Treasury
Inflation Index Bond 3.375% due 04-15-32, U.S. Treasury
Inflation Index Note 3.375% due 01-15-07)                                  1.70%         $3,344          3,344,000

TOTAL INVESTMENTS 100.11%                                                                             $663,497,603

OTHER ASSETS AND LIABILITIES, NET (0.11%)                                                                ($732,708)

TOTAL NET ASSETS 100.00%                                                                              $662,764,895

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $564,015,244)                         $663,497,603
Receivable for shares sold                                             49,861
Dividends and interest receivable                                     628,345
Other assets                                                           21,094

Total assets                                                      664,196,903

LIABILITIES
Due to custodian                                                        2,067
Payable for shares repurchased                                        499,235
Payable to affiliates                                                 807,623
Other payables and accrued expenses                                   123,083

Total liabilities                                                   1,432,008

NET ASSETS
Capital paid-in                                                   672,596,829
Accumulated net realized loss on investments                     (109,305,536)
Net unrealized appreciation of investments                         99,482,359
Accumulated net investment loss                                        (8,757)

Net assets                                                       $662,764,895

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($255,219,486 [DIV] 9,589,956 shares)                          $26.61
Class B ($377,065,745 [DIV] 14,666,844 shares)                         $25.71
Class C ($30,479,664 [DIV] 1,186,056 shares)                           $25.70

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($26.61 [DIV] 95%)                                           $28.01
Class C ($25.70 [DIV] 99%)                                             $25.96

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in
operating the
Fund. It also shows
net gains (losses)
for the period
stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $61,013)            $9,849,346
Interest                                                              319,962
Securities lending income                                              44,982

Total investment income                                            10,214,290

EXPENSES
Investment management fee                                           5,665,542
Class A distribution and service fee                                  901,850
Class B distribution and service fee                                4,247,235
Class C distribution and service fee                                  304,516
Transfer agent fee                                                  2,733,460
Custodian fee                                                         155,413
Accounting and legal services fee                                     153,343
Trustees' fee                                                          48,238
Printing                                                               40,939
Miscellaneous                                                          25,302
Auditing fee                                                           20,500
Registration and filing fee                                            11,130
Legal fee                                                               8,147
Interest expense                                                        3,131

Total expenses                                                     14,318,746

Net investment loss                                                (4,104,456)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss from investments                                (95,427,871)
Change in net unrealized appreciation (depreciation)
  of investments                                                    3,840,862

Net realized and unrealized loss                                  (91,587,009)

Decrease in net assets from operations                           ($95,691,465)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                 12-31-00          12-31-01


INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                            ($5,883,128)     ($4,104,456)
Net realized gain (loss)                         8,405,087      (95,427,871)
Change in net unrealized
  appreciation (depreciation)                  (87,527,991)       3,840,862

Decrease in net assets resulting
  from operations                              (85,006,032)     (95,691,465)

Distributions to shareholders
From net realized gain
Class A                                         (5,106,990)        (116,099)
Class B                                         (7,058,921)        (177,732)
Class C                                           (442,207)         (14,036)
In excess of net realized gain
Class A                                         (4,538,046)              --
Class B                                         (6,272,523)              --
Class C                                           (392,944)              --
                                               (23,811,631)        (307,867)

From fund share transactions                   (75,310,466)    (144,863,026)

NET ASSETS
Beginning of period                          1,087,755,382      903,627,253

End of period 1                               $903,627,253     $662,764,895

1 Includes accumulated net investment loss of $7,356 and $8,757, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.42      $23.93      $30.14      $33.21      $29.87
Net investment income (loss) 1                            0.10        0.05       (0.02)      (0.06)      (0.03)
Net realized and unrealized
  gain (loss) on investments                              5.55        6.81        3.72       (2.49)      (3.22)
Total from
  investment operations                                   5.65        6.86        3.70       (2.55)      (3.25)
Less distributions
From net investment income                               (0.04)         --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --          --       (0.37)         --
                                                         (1.14)      (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $23.93      $30.14      $33.21      $29.87      $26.61
Total return 2 (%)                                       29.19 3     28.84       12.37       (7.75)     (10.87)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $92        $201        $394        $373        $255
Ratio of expenses to
  average net assets (%)                                  1.42        1.39        1.37        1.41        1.47
Ratio of adjusted expenses
  to average net assets 4 (%)                             1.44          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                                          0.45        0.17       (0.06)      (0.19)      (0.12)
Portfolio turnover (%)                                      62          50          98          82          76

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.41      $23.80      $29.75      $32.54      $29.06
Net investment loss 1                                    (0.06)      (0.14)      (0.24)      (0.27)      (0.22)
Net realized and unrealized
  gain (loss) on investments                              5.56        6.74        3.66       (2.42)      (3.12)
Total from
  investment operations                                   5.50        6.60        3.42       (2.69)      (3.34)
Less distributions
From net investment income                               (0.01)         --          --          --          --
From net realized gain                                   (1.10)      (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --          --       (0.37)         --
                                                         (1.11)      (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $23.80      $29.75      $32.54      $29.06      $25.71
Total return 2 (%)                                       28.39 3     27.90       11.59       (8.35)     (11.49)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $135        $347        $664        $499        $377
Ratio of expenses to
  average net assets (%)                                  2.12        2.09        2.07        2.07        2.17
Ratio of adjusted expenses
  to average net assets 4 (%)                             2.14          --          --          --          --
Ratio of net investment
  income (loss) to average
  net assets (%)                                         (0.25)      (0.53)      (0.77)      (0.86)      (0.82)
Portfolio turnover (%)                                      62          50          98          82          76

See notes to
financial statements.






FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $27.81      $29.75      $32.54      $29.05
Net investment loss 1                                    (0.09)      (0.25)      (0.28)      (0.22)
Net realized and unrealized
  gain (loss) on investments                              2.68        3.67       (2.42)      (3.12)
Total from
  investment operations                                   2.59        3.42       (2.70)      (3.34)
Less distributions
From net realized gain                                   (0.65)      (0.63)      (0.42)      (0.01)
In excess of net realized gain                              --          --       (0.37)         --
                                                         (0.65)      (0.63)      (0.79)      (0.01)
Net asset value,
  end of period                                         $29.75      $32.54      $29.05      $25.70
Total return 2 (%)                                        9.46 5     11.59       (8.38)     (11.49)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $7         $30         $32         $30
Ratio of expenses to
  average net assets (%)                                  2.12 6      2.08        2.11        2.17
Ratio of net investment loss
  to average net assets (%)                             (0.53) 6     (0.80)      (0.89)      (0.82)
Portfolio turnover (%)                                      50          98          82          76


1 Based on the average of the shares outstanding at the end of each month.

2 Assumes dividend reinvestment and does not reflect the effect of sales charges.

3 Total return would have been lower had certain expenses not been reduced during the period shown.

4 Does not take into consideration expense reductions during the period shown.

5 Not annualized.

6 Annualized.

7 Class C shares began operations on 5-1-98.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Core Equity Fund (the "Fund") is a diversified series of John Hancock Capital Series, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,147,857, and the weighted average interest rate was 5.75%. Interest expense includes $2,352 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $13,420,678 collateralized by securities in the amount of $13,761,358.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 2001, the fund has $98,763,630 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The Fund's carryforward expires December 31, 2009. Additionally, net capital losses of $9,493,846 are attributable to security transactions incurred after October 31, 2001 and are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.


NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000. The Fund and the Adviser have a subadvisory contract with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund is not responsible for payment of subadviser's fees.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $557,600 with regard to sales of Class A shares. Of this amount, $30,951 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $362,270 was paid as sales commissions to unrelated broker-dealers and $164,379 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, JHLICo, is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $85,743 with regard to sales of Class C shares. Of this amount, $76,595 was paid as sales commissions to unrelated broker-dealers and $9,148 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $1,004,588 for Class B shares and $7,131 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen-sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                     YEAR ENDED 12-31-00             YEAR ENDED 12-31-01
                                 SHARES           AMOUNT         SHARES           AMOUNT
CLASS A SHARES
Sold                          7,472,136     $242,645,384      3,184,828      $89,249,931
Distributions reinvested        294,124        9,132,732          3,567          102,700
Repurchased                  (7,137,691)    (231,147,253)    (6,083,979)    (170,783,705)
Net increase (decrease)         628,569      $20,630,863     (2,895,584)    ($81,431,074)

CLASS B SHARES
Sold                          3,722,423     $117,774,617      1,932,483      $51,837,146
Distributions reinvested        364,052       11,003,383          5,758          146,614
Repurchased                  (7,324,747)    (230,240,864)    (4,439,490)    (117,896,331)
Net decrease                 (3,238,272)   ($101,462,864)    (2,501,249)    ($65,912,571)

CLASS C SHARES
Sold                           484,442       $15,325,133        435,126      $11,609,714
Distributions reinvested        22,172           669,881            441           11,242
Repurchased                   (332,373)      (10,473,479)      (341,238)      (9,140,337)
Net increase                   174,241        $5,521,535         94,329       $2,480,619

NET DECREASE                (2,435,462)     ($75,310,466)    (5,302,504)   ($144,863,026)



NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $566,384,550 and $700,742,154, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $565,063,303. Gross unrealized appreciation and depreciation of investments aggregated $120,550,626 and $22,116,326, respectively, resulting in net unrealized appreciation of $98,434,300. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,997, a decrease in undistributed accumulated net investment loss of $4,103,055 and a decrease in capital paid-in of $4,106,052. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributed income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.



AUDITOR'S
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Core Equity Fund (the "Fund") at December 31, 2001 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2001.

The Fund designated a distribution to shareholders of $307,867 as a long-term capital gain dividend. This amount was reported on the 2001 U.S. Treasury Department Form 1099-DIV.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1991        30
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1991        30
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1991        30
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); prior to 1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1994        30
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000);
Director, Senior Vice President and Secretary, NM Capital.

  The business address for all Trustees and Officers is 101 Huntington
  Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Core Equity Fund.

2500A 12/01
       2/02